INVESTMENT SUB-ADVISORY AGREEMENT
                         AMONG WELLS FARGO FUNDS TRUST,
                      WELLS FARGO FUNDS MANAGEMENT, LLC AND
                      WELLS CAPITAL MANAGEMENT INCORPORATED

      This AGREEMENT is made as of this 1st day of March 2001, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the "Sub-Adviser").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

      WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

      NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

      SECTION 1. THE TRUST; DELIVERY OF DOCUMENTS. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.


dc-152112                                1

      SECTION 2. APPOINTMENT OF SUB-ADVISER. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

      Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

      SECTION 3. DUTIES OF THE SUB-ADVISER.

      (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

      (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

      (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.


dc-152112                            2

      (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust's authorized representatives.

      SECTION 4. CONTROL BY BOARD. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust's Board.

      SECTION 5. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

      (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

      (b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

      (c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

      (d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

      (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

      (f) any other applicable provisions of state or federal law; and

      In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.


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

      SECTION 6. BROKER-DEALER RELATIONSHIPS. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust's Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

      SECTION 7. EXPENSES OF THE FUND. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

      SECTION 8. COMPENSATION. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be


dc-152112                              4
responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

      SECTION 9. STANDARD OF CARE. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser's undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      SECTION 10. NON-EXCLUSIVITY. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

      SECTION 11. RECORDS. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds' Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust's request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds' Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

      SECTION 12. TERM AND APPROVAL. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:


dc-152112                            5

      (a) (i) by the Trust's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

      (b) by the affirmative vote of a majority of the Trust's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

      SECTION 13. TERMINATION. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust's Board of Trustees or by vote of a majority of a Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty
(60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

      SECTION 14. INDEMNIFICATION BY THE SUB-ADVISER. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

      SECTION 15. INDEMNIFICATION BY THE TRUST. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

      SECTION 16. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San


dc-152112                            6

Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163,
Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 525 Market Street, 10th Floor, San Francisco, California 94163, Attention: J. Mari Casas.

      SECTION 17. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      SECTION 18. AMENDMENT. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Wells Fargo Capital Management Incorporated dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 as amended October 28, 1999, May 9, 2000 and July 25, 2000. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

      SECTION 19. WELLS FARGO NAME. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust's name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers


dc-152112                             7
and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                    WELLS FARGO FUNDS TRUST
                                    on behalf of the Funds

                                    By:
                                        ----------------------------------------
                                        C. David Messman
                                        Secretary


                                    WELLS FARGO FUNDS MANAGEMENT, LLC

                                    By:
                                        ----------------------------------------
                                        Andrew Owen
                                        Vice President


                                    WELLS CAPITAL MANAGEMENT INCORPORATED

                                    By:
                                        ----------------------------------------
                                        J. Mari Casas
                                        Chief Operating Officer


dc-152112                               8

                                   APPENDIX A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

--------------------------------------------------------------------------------
                                FUNDS TRUST FUNDS
--------------------------------------------------------------------------------
                           Aggressive Allocation Fund
                                Asia Pacific Fund
                              Asset Allocation Fund
                                  Balanced Fund
                      California Limited-Term Tax-Free Fund
                            California Tax-Free Fund
                      California Tax-Free Money Market Fund
                     California Tax-Free Money Market Trust
                               Capital Growth Fund
                        Cash Investment Money Market Fund
                             Colorado Tax-Free Fund
                                Common Stock Fund
                          Conservative Allocation Fund
                               Corporate Bond Fund
                                 Discovery Fund
                              Diversified Bond Fund
                             Diversified Equity Fund
                           Diversified Small Cap Fund
                              Dividend Income Fund
                           Emerging Markets Focus Fund
                             Endeavor Large Cap Fund
                              Endeavor Select Fund
                                 Enterprise Fund
                               Equity Income Fund
                                Equity Index Fund
                          Government Money Market Fund
                           Government Securities Fund
                              Growth Balanced Fund
                               Growth Equity Fund
                                   Growth Fund
                           Heritage Money Market Fund
                                High Income Fund
                              High Yield Bond Fund
                                Income Plus Fund
                                   Index Fund
                       Institutional Emerging Markets Fund
                       Intermediate Government Income Fund
                           Intermediate Tax-Free Fund
                              Large Cap Growth Fund
                       Liquidity Reserve Money Market Fund
                            Mid Cap Disciplined Fund
                               Mid Cap Growth Fund
                           Minnesota Money Market Fund
                             Minnesota Tax-Free Fund
--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------
                                FUNDS TRUST FUNDS
--------------------------------------------------------------------------------
                             Moderate Balanced Fund
                                Money Market Fund
                               Money Market Trust
                               Municipal Bond Fund
                           Municipal Money Market Fund
                       National Limited-Term Tax-Free Fund
                             National Tax-Free Fund
                       National Tax-Free Money Market Fund
                      National Tax-Free Money Market Trust
                             Nebraska Tax-Free Fund
                                Opportunity Fund
                           Overland Express Sweep Fund
                       Prime Investment Money Market Fund
                                   Income Fund
                       Short Duration Government Bond Fund
                              Short-Term Bond Fund
                         Short-Term High Yield Bond Fund
                         Short-Term Municipal Bond Fund
                           Small Cap Disciplined Fund
                              Small Cap Growth Fund
                              Small Cap Value Fund
                            Small Mid/Cap Value Fund
                       Specialized Financial Services Fund
                              Strategic Income Fund
                       Strategic Small Cap Value Fund 1
                         Treasury Plus Money Market Fund
                         Ultra-Short Duration Bond Fund
                          Ultra Short-Term Income Fund
                     Ultra Short-Term Municipal Income Fund
                                 U.S. Value Fund
                 WealthBuilder Conservative Allocation Portfolio
                         WealthBuilder Equity Portfolio
                         WealthBuilder Growth Allocation
                     WealthBuilder Growth Balanced Portfolio
                    WealthBuilder Moderate Balanced Portfolio
                     WealthBuilder Tactical Equity Portfolio
                             Wisconsin Tax-Free Fund
                         100% Treasury Money Market Fund
--------------------------------------------------------------------------------

Most recent annual approval by the Board of Trustees: April 4, 2005 Appendix A amended: February 8, 2006

----------
1 On February 8, 2006, the Board of Trustees approved the establishment of Strategic Small Cap Value Fund, which is expected to commence operations in 2006.


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

                                   SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

      This fee agreement is made as of the 28th day of July, 2003, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

      WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

      WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

      NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in Appendix A to Schedule A for each Fund listed in Appendix A.

      For the Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund, Aggressive Allocation Fund and Conservative Allocation Fund the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates per Fund for the assets formerly invested in the following Portfolios:

        ------------------------------------------------------------------
        NAME OF PORTFOLIO                  SUB-ADVISORY FEE RATE
        ------------------------------------------------------------------
        Equity Income Portfolio           0-100M            0.35
                                          100-200M          0.30
                                          200-500M          0.20
                                          >500M             0.15
        ------------------------------------------------------------------
        Index Portfolio                   0-100M            0.05
                                          100-200M          0.03
                                          >200M             0.02
        ------------------------------------------------------------------
        Small Cap Index Portfolio         0-100M            0.05
                                          100-200M          0.03
                                          >200M             0.02
        ------------------------------------------------------------------

Provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or


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

separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

      However, the Sub-Adviser shall receive a fee as described in Appendix A to Schedule A of the assets of the Growth Balanced Fund, Moderate Balanced Fund, Aggressive Allocation Fund and Conservative Allocation Fund and from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

      The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.


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

                            APPENDIX A TO SCHEDULE A

                      WELLS CAPITAL MANAGEMENT INCORPORATED
                        INVESTMENT SUB-ADVISORY AGREEMENT

                                  FEE AGREEMENT
                             WELLS FARGO FUNDS TRUST

        ------------------------------------------------------------------------
        FUNDS TRUST FUNDS                                 FEE AS % OF AVG.
                                                          DAILY NET ASSETS
        ------------------------------------------------------------------------
        Aggressive Allocation Fund                  0-250M		0.10
                                                    >250M		0.05
        ------------------------------------------------------------------------
        Asia Pacific Fund                           0-100M              0.65
                                                    100M-200M           0.55
                                                    >200M               0.45
        ------------------------------------------------------------------------
        Asset Allocation Fund                       0-100M              0.15
                                                    100-200M            0.125
                                                    >200M               0.10
        ------------------------------------------------------------------------
        Balanced Fund                               0-100M              0.25
                                                    100-200M            0.20
                                                    >200M               0.15
        ------------------------------------------------------------------------
        California Limited-Term Tax-Free Fund       0-100M              0.15
                                                    100M-300M           0.10
                                                    >300M               0.05
        ------------------------------------------------------------------------
        California Tax-Free Fund                    0-100M              0.20
                                                    100-300M            0.175
                                                    300-500M            0.15
                                                    >500M               0.10
        ------------------------------------------------------------------------
        California Tax-Free Money Market Fund       0-1B                0.05
                                                    1-3B                0.03
                                                    3-6B                0.02
                                                    >6B                 0.01
        ------------------------------------------------------------------------
        California Tax-Free Money Market Trust      0-1B                0.00
                                                    >1B                 0.00
        ------------------------------------------------------------------------
        Capital Growth Fund                         0-100M              0.35
                                                    100-200M            0.30
                                                    200-500M            0.20
                                                    >500M               0.15
        ------------------------------------------------------------------------
        Cash Investment Money Market Fund           0-1B                0.05
                                                    1-3B                0.03
                                                    3-6B                0.02
                                                    >6B                 0.01
        ------------------------------------------------------------------------
        Colorado Tax-Free Fund                      0-100M              0.20
                                                    100-300M            0.175
                                                    300-500M            0.15
                                                    >500M               0.10
        ------------------------------------------------------------------------
        Common Stock Fund                           0-100M              0.45
                                                    100-200M            0.40
                                                    >200M               0.30
        ------------------------------------------------------------------------
        Conservative Allocation Fund                0-250M              0.10
                                                    >250M               0.05
        ------------------------------------------------------------------------
        Corporate Bond Fund                         0-100M              0.20
                                                    100-300M            0.175


dc-152112                           13

        ------------------------------------------------------------------------
        FUNDS TRUST FUNDS                                 FEE AS % OF AVG.
                                                          DAILY NET ASSETS
        ------------------------------------------------------------------------
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Discovery Fund                              0-100M             0.45
                                                    100-200M           0.40
                                                    >200M              0.35
        ------------------------------------------------------------------------
        Dividend Income Fund                        0-100M             0.35
                                                    100-200M           0.30
                                                    200-500M           0.20
                                                    >500M              0.15
        ------------------------------------------------------------------------
        Emerging Markets Focus Fund                 0-100M             0.65
                                                    100-200M           0.55
                                                    >200M              0.45
        ------------------------------------------------------------------------
        Endeavor Large Cap Fund                     0-100M             0.35
                                                    100-200M           0.30
                                                    200-500M           0.20
                                                    >500M              0.15
        ------------------------------------------------------------------------
        Endeavor Select Fund                        0-100M             0.35
                                                    100-200M           0.30
                                                    200-500M           0.20
                                                    >500M              0.15
        ------------------------------------------------------------------------
        Enterprise Fund                             0-100M             0.45
                                                    100-200M           0.40
                                                    >200M              0.30
        ------------------------------------------------------------------------
        Equity Index Fund                           0-100M             0.05
                                                    100-200M           0.03
                                                    >200M              0.02
        ------------------------------------------------------------------------
        Government Money Market Fund                0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        Government Securities Fund                  0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Growth Balanced Fund                        0-250M             0.10
                                                    >250M              0.05
        ------------------------------------------------------------------------
        Growth Fund                                 0-100M             0.35
                                                    100-200M           0.30
                                                    200-500M           0.20
                                                    >500M              0.15
        ------------------------------------------------------------------------
        Heritage Money Market Fund                  0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        High Income Fund                            0-100M             0.35
                                                    100-300M           0.30
                                                    300-500M           0.25
                                                    >500M              0.20
        ------------------------------------------------------------------------
        High Yield Bond Fund                        0-100M             0.35
                                                    100-300M           0.30
                                                    300-500M           0.25
                                                    >500M              0.20
        ------------------------------------------------------------------------


dc-152112                           14

        ------------------------------------------------------------------------
        FUNDS TRUST FUNDS                                 FEE AS % OF AVG.
                                                          DAILY NET ASSETS
        ------------------------------------------------------------------------
        Income Plus Fund                            0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Institutional Emerging Markets Fund         0-100M             0.65
                                                    100-200M           0.55
                                                    >200M              0.45
        ------------------------------------------------------------------------
        Intermediate Government Income Fund         0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Intermediate Tax-Free Fund                  0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Large Cap Growth Fund                       0-100M             0.35
                                                    100-200M           0.30
                                                    200-500M           0.20
                                                    >500M              0.15
        ------------------------------------------------------------------------
        Liquidity Reserve Money Market Fund         0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        Mid Cap Disciplined Fund                    0-100M             0.45
                                                    100-200M           0.40
                                                    >200M              0.30
        ------------------------------------------------------------------------
        Mid Cap Growth Fund                         0-100M             0.45
                                                    100-200M           0.40
                                                    >200M              0.30
        ------------------------------------------------------------------------
        Minnesota Money Market Fund                 0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        Minnesota Tax-Free Fund                     0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Moderate Balanced Fund                      0-250M             0.10
                                                    >250M              0.05
        ------------------------------------------------------------------------
        Money Market Fund                           0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        Money Market Trust                                      0.00
        ------------------------------------------------------------------------
        Municipal Bond Fund                         0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Municipal Money Market Fund                 0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------


dc-152112                             15

        ------------------------------------------------------------------------
        FUNDS TRUST FUNDS                                 FEE AS % OF AVG.
                                                          DAILY NET ASSETS
        ------------------------------------------------------------------------
        National Limited-Term Tax-Free Fund         0-100M             0.15
                                                    100-300M           0.10
                                                    >300M              0.05
        ------------------------------------------------------------------------
        National Tax-Free Fund                      0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        National Tax-Free Money Market Fund         0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        National Tax-Free Money Market Trust                    0.00
        ------------------------------------------------------------------------
        Nebraska Tax-Free Fund                      0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        Opportunity Fund                            0-100M             0.45
                                                    100-200M           0.40
                                                    >200M              0.30
        ------------------------------------------------------------------------
        Overland Express Sweep Fund                 0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        Prime Investment Money Market Fund          0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        Short Duration Government Bond Fund         0-100M             0.15
                                                    100-300M           0.10
                                                    >300M              0.05
        ------------------------------------------------------------------------
        Short-Term Bond Fund                        0-100M             0.15
                                                    100M-300M          0.10
                                                    >300M              0.05
        ------------------------------------------------------------------------
        Short-Term High Yield Bond Fund             0-100M             0.35
                                                    100-300M           0.30
                                                    300-500M           0.25
                                                    >500M              0.20
        ------------------------------------------------------------------------
        Short-Term Municipal Bond Fund              0-100M             0.15
                                                    100M-300M          0.10
                                                    >300M              0.05
        ------------------------------------------------------------------------
        Small Cap Disciplined Fund                  0-100M             0.55
                                                    100-200M           0.50
                                                    >200M              0.40
        ------------------------------------------------------------------------
        Small Cap Growth Fund                       0-100M             0.55
                                                    100-200M           0.50
                                                    >200M              0.40
        ------------------------------------------------------------------------
        Small Cap Value Fund                        0-100M             0.55
                                                    100-200M           0.50
                                                    >200M              0.40
        ------------------------------------------------------------------------
        Small Mid/Cap Value Fund                    0-100M             0.45
                                                    100-200M           0.40
                                                    >200M              0.35
        ------------------------------------------------------------------------


dc-152112                             16

        ------------------------------------------------------------------------
        FUNDS TRUST FUNDS                                 FEE AS % OF AVG.
                                                          DAILY NET ASSETS
        ------------------------------------------------------------------------
        Specialized Financial Services Fund         0-100M             0.45
                                                    100-200M           0.40
                                                    >200M              0.30
        ------------------------------------------------------------------------
        Strategic Income Fund                       0-100M             0.35
                                                    100-300M           0.30
                                                    300-500M           0.25
                                                    >500M              0.20
        ------------------------------------------------------------------------
        Strategic Small Cap Value Fund 1            0-200M             0.45
                                                    >200M              0.40
        ------------------------------------------------------------------------
        Treasury Plus Money Market Fund             0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------
        Ultra-Short Duration Bond Fund              0-100M             0.15
                                                    100M-300M          0.10
                                                    >300M              0.05
        ------------------------------------------------------------------------
        Ultra Short-Term Income Fund                0-100M             0.15
                                                    100-300M           0.10
                                                    >300M              0.05
        ------------------------------------------------------------------------
        Ultra Short-Term Municipal Income Fund      0-100M             0.15
                                                    100-300M           0.10
                                                    >300M              0.05
        ------------------------------------------------------------------------
        U.S. Value Fund                             0-100M             0.35
                                                    100-200M           0.30
                                                    200-500M           0.20
                                                    >500M              0.15
        ------------------------------------------------------------------------
        WealthBuilder Conservative Allocation Portfo            0.15
        ------------------------------------------------------------------------
        WealthBuilder Equity Portfolio                          0.15
        ------------------------------------------------------------------------
        WealthBuilder Growth Allocation Portfolio               0.15
        ------------------------------------------------------------------------
        WealthBuilder Growth Balanced Portfolio                 0.15
        ------------------------------------------------------------------------
        WealthBuilder Moderate Balanced Portfolio               0.15
        ------------------------------------------------------------------------
        WealthBuilder Tactical Equity Portfolio                 0.15
        ------------------------------------------------------------------------
        Wisconsin Tax-Free Fund                     0-100M             0.20
                                                    100-300M           0.175
                                                    300-500M           0.15
                                                    >500M              0.10
        ------------------------------------------------------------------------
        100% Treasury Money Market Fund             0-1B               0.05
                                                    1-3B               0.03
                                                    3-6B               0.02
                                                    >6B                0.01
        ------------------------------------------------------------------------


----------
1 On February 8, 2006, the Board of Trustees approved the establishment of Strategic Small Cap Value Fund, which is expected to commence operations in 2006.


dc-152112                               17

      The foregoing fee schedule is agreed to as of February 8, 2006 and shall remain in effect until changed in writing by the parties.

                                    WELLS FARGO FUNDS MANAGEMENT, LLC

                                    By:
                                        ----------------------------------------
                                        Andrew Owen
                                        Senior Vice President


                                    WELLS CAPITAL MANAGEMENT INCORPORATED

                                    By:
                                        ----------------------------------------
                                        David O'Keefe
                                        Chief Financial Officer


dc-152112                               18